                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2002



                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-12084                   34-1559357
(State of incorporation)      (Commission File Number)          (IRS Employer
                                                             identification No.)

           300 Madison Avenue
              Toledo, Ohio                                         43604
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100

ITEM 5. OTHER INFORMATION
-------------------------

       On October 2, 2002 Libbey Inc. (the "Company") issued a press release to update its earnings expectations for the third and fourth quarters of 2002.


       (c) EXHIBITS

       Exhibit
         No.                         Description
         ---                         -----------

         99         Text of press release dated October 2, 2002.




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LIBBEY INC.
                                         Registrant



Date: October 3, 2002                    By: /s/ Kenneth G. Wilkes
      ---------------                    ---------------------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------


    99           Text of press release dated October 2, 2002.             E-1